EXHIBIT 21

                  THE CIT GROUP HOLDINGS, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                                December 31, 1996
                                                         Jurisdiction of
              Name of Subsidiary                          Incorporation
              ------------------                          ------------

The CIT Group/Credit Finance, Inc.                         Delaware
The CIT Group/Sales Financing, Inc.                        Delaware
The CIT Group/Consumer Finance, Inc.                       Delaware
Equipment Credit Services, Inc.                            Delaware
North American Exchange, Inc.                              Delaware
C.I.T. Corporation (Maine)                                 Maine
C.I.T. Corporation of the South, Inc.                      Delaware
William Iselin & Company, Inc. (N.Y.)                      New York
The CIT Group/Commercial Services, Inc.                    New York
  CIT Foreign Sales Corporation One, Ltd.                  Barbados
  CIT FSC Two, Ltd.                                        Bermuda
  CIT FSC Three, Ltd.                                      Bermuda
  CIT FSC Four, Ltd.                                       Bermuda
  CIT FSC Seven, Ltd.                                      Bermuda
  CIT FSC Nine, Ltd.                                       Bermuda
  CIT FSC Ten, Ltd.                                        Bermuda
  The CIT Group/Capital Aircraft, Inc.                     Delaware
  The CIT Group/Factoring One, Inc.                        New York
    CIT FSC Five, Ltd.                                     Bermuda
  The CIT Group/Capital Transportation, Inc.               Delaware
  The CIT Group/Commercial Services (Asia), Ltd.           Hong Kong
The CIT Group, Inc.                                        New Jersey
The CIT Group/Capital Investments, Inc.                    New York
Assurers Exchange, Inc.                                    Delaware
C.I.T. Financial Management, Inc.                          New York
The CIT Group/Capital Equipment Financing, Inc.            Delaware
  Banord Limited                                           United Kingdom
  Equipment Acceptance Corporation                         New York
The CIT Group/Asset Management, Inc.                       Delaware
Commercial Investment Trust Corporation                    Delaware
The CIT Group/Business Credit, Inc                         New York
Meinhard-Commercial Corporation                            New York
650 Management Corp.                                       New Jersey
The CIT Group/Equity Investments, Inc.                     New Jersey
  The CIT Group/Venture Capital, Inc.                      New Jersey
The CIT Group/Equipment Financing, Inc.                    New York
  C.I.T. Realty Corporation                                Delaware
  CIT FSC Eleven, Ltd.                                     Bermuda
  CIT FSC Twelve, Ltd.                                     Bermuda
  CIT FSC Fourteen, Ltd.                                   Bermuda
  CIT FSC Fifteen, Ltd.                                    Bermuda
  CIT FSC Sixteen, Ltd.                                    Bermuda
  CIT FSC Seventeen, Ltd.                                  Bermuda
  CIT FSC Eighteen, Ltd.                                   Bermuda
  CIT FSC Nineteen, Ltd.                                   Bermuda
  The CIT Group/El Paso Refinery, Inc.                     Delaware
  The CIT Group/Industrial Properties, Inc.                Delaware


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                  THE CIT GROUP HOLDINGS, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)
                                December 31, 1996

                                                         Jurisdiction of
              Name of Subsidiary                          Incorporation
              ------------------                          ------------
  Bunga Bebaru, Ltd.                                       Bermuda
  CIT Leasing (Bermuda), Ltd.                              Bermuda
  The CIT Group/Corporate Aviation, Inc.                   Delaware
  Arctic Shipping Co., Inc.                                Delaware
  Atlantic Shipping Co., Inc.                              Delaware
  Baltic Shipping Co., Inc.                                Delaware
  Indian Shipping Co., Inc.                                Delaware
  Mediterranean Shipping Co., Inc.                         Delaware
  Bering Shipping Co., Inc.                                Delaware
  Ross Shipping Co., Inc.                                  Delaware
  Sargasso Shipping Co., Inc.                              Delaware
  Caspian Shipping Co., Inc.                               Delaware
  Baffin Shipping Co., Inc.                                Delaware
  Caribbean Shipping Co., Inc.                             Delaware
  Tasman Shipping Co., Inc.                                Delaware
  Sulu Shipping Co., Inc.                                  Delaware
  Hudson Shipping Co., Inc.                                Delaware
  Arabian Shipping Co., Inc.                               Delaware
  C.I.T. Leasing Corporation                               Delaware
    CIT FSC Six, Ltd.                                      Bermuda
    CIT FSC Eight, Ltd.                                    Bermuda
    Kelbourne, Ltd.                                        Ireland
The CIT Group, Inc.                                        Delaware
The CIT Group Securitization Corporation                   Delaware
The CIT Group/Consumer Finance, Inc. (NY)                  New York
C.I.T. Financial International, N. V.                      Netherlands Antilles
C.I.T. Financial Overseas, B. V.                           Netherlands Antilles
The CIT Group Securitization Corporation II                Delaware
The CIT GP Corporation                                     Illinois
GFSC Aircraft Acquisition Financing Corp.                  Delaware
The CIT Group Securitization Corporation IV                Delaware
The CIT GP Corporation II                                  Delaware
The CIT GP Corporation V                                   Delaware
The CIT GP Corporation VI                                  Delaware
Crestpointe Financial Corporation                          Delaware
The CIT Group GP Corporation III                           Delaware
The CIT Group Securitization Corporation III               Delaware